                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12


                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                MASTER SERVICER

                                      [TBD]
                                    TRUSTEE


                                DECEMBER 13, 2005


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                  SCENARIO                            1                 2                 3                4
                                     SPEED           PRICING     50% pricing       50% pricing       50% pricing      100% pricing
                                     RATES                         Forward           Forward           Forward          Forward
                                  TRIGGERS                           Fail             Fail              Fail              Fail
                              CLEANUP CALL                       To Maturity       To Maturity       To Maturity      To Maturity
                       DEFAULT P&I ADVANCE                       100% Advance     100% Advance      100% Advance      100% Advance
                          DEFAULT SEVERITY                           40%               50%               60%              40%
                      DEFAULT RECOVERY LAG            Months      12 months         12 months         12 months        12 months
                           DEFAULT BALANCE                    Current Balance   Current Balance   Current Balance  Current Balance
                           CPR = CDR + CRR  Capped at prepay
                                CPR =  CRR      PSA standard      CPR = CRR         CPR = CRR         CPR = CRR        CPR = CRR
                                ----------      ------------      ---------         ---------         ---------        ---------
                      INITIAL
        RATINGS        BOND           SUB-
Class     M/S          SIZE     ORDINATION
-----     ---          ----     ----------

A       Aaa/AAA       77.95          22.05      CDR
                                                CummLosses

M1      Aa1/AA+        3.65          18.40      CDR
                                                CummLosses

M2      Aa2/AA         3.30          15.10      CDR
                                                CummLosses

M3      Aa3/AA-        2.20          12.90      CDR                      16.05%            12.21%             9.85%           19.82%
                                                WAL                       13.39             15.05             16.23             8.12
                                                CummLosses               20.58%            21.85%            22.78%           16.21%
M4       A1/A+         1.65          11.25      CDR
                                                CummLosses

M5       A2/A          1.65           9.60      CDR
                                                CummLosses

M6       A3/A-         1.40           8.20      CDR
                                                CummLosses

B1     Baa1/BBB+       1.50           6.70      CDR
                                                CummLosses

B2     Baa2/BBB        1.10           5.60      CDR
                                                CummLosses

B3     Baa3/BBB-       1.00           4.60      CDR
                                                CummLosses

                          -           4.60      CDR
                                                CummLosses

                          -           4.60      CDR
                                                CummLosses

OC                     4.60           4.60                                    -                 -                 -                -

                                  SCENARIO          5                6
                                     SPEED    100% pricing      100% pricing
                                     RATES       Forward          Forward
                                  TRIGGERS        Fail              Fail
                              CLEANUP CALL     To Maturity      To Maturity
                       DEFAULT P&I ADVANCE    100% Advance      100% Advance
                          DEFAULT SEVERITY         50%              60%
                      DEFAULT RECOVERY LAG      12 months        12 months
                           DEFAULT BALANCE  Current Balance   Current Balance
                           CPR = CDR + CRR
                                CPR =  CRR      CPR = CRR        CPR = CRR
                                ----------      ---------        ---------
                      INITIAL
        RATINGS        BOND           SUB-
Class     M/S          SIZE     ORDINATION
-----     ---          ----     ----------

A       Aaa/AAA       77.95          22.05


M1      Aa1/AA+        3.65          18.40


M2      Aa2/AA         3.30          15.10


M3      Aa3/AA-        2.20          12.90             15.12%           12.22%
                                                         8.85             9.38
                                                       16.61%           16.88%
M4       A1/A+         1.65          11.25


M5       A2/A          1.65           9.60


M6       A3/A-         1.40           8.20


B1     Baa1/BBB+       1.50           6.70


B2     Baa2/BBB        1.10           5.60


B3     Baa3/BBB-       1.00           4.60


                          -           4.60


                          -           4.60


OC                     4.60           4.60                  -                -

                                  SCENARIO                          1                 2                 3                4
                                ----------      ------------    ---------         ---------         ---------        ---------
                                     SPEED           PRICING   50% pricing       50% pricing       50% pricing      100% pricing
                                     RATES                    Forward + 200     Forward + 200     Forward + 200    Forward + 200
                                  TRIGGERS                         Fail             Fail              Fail              Fail
                              CLEANUP CALL                     To Maturity       To Maturity       To Maturity      To Maturity
                       DEFAULT P&I ADVANCE                     100% Advance     100% Advance      100% Advance      100% Advance
                          DEFAULT SEVERITY                         40%               50%               60%              40%
                      DEFAULT RECOVERY LAG            Months     12 months         12 months         12 months        12 months
                           DEFAULT BALANCE                    Current Balance   Current Balance   Current Balance  Current Balance
                           CPR = CDR + CRR  Capped at prepay
                                CPR =  CRR      PSA standard    CPR = CRR         CPR = CRR         CPR = CRR        CPR = CRR
                                ----------      ------------    ---------         ---------         ---------        ---------
                      INITIAL
        RATINGS        BOND           SUB-
Class     M/S          SIZE     ORDINATION

A       Aaa/AAA       77.95          22.05      CDR
                                                CummLosses

M1      Aa1/AA+        3.65          18.40      CDR
                                                CummLosses

M2      Aa2/AA         3.30          15.10      CDR
                                                CummLosses

M3      Aa3/AA-        2.20          12.90      CDR                    13.65%            10.43%             8.44%           17.41%
                                                WAL                     14.49             16.05             17.13             8.50
                                                CummLosses             18.75%            19.77%            20.50%           14.77%
M4       A1/A+         1.65          11.25      CDR
                                                CummLosses

M5       A2/A          1.65           9.60      CDR
                                                CummLosses

M6       A3/A-         1.40           8.20      CDR
                                                CummLosses

B1     Baa1/BBB+       1.50           6.70      CDR
                                                CummLosses

B2     Baa2/BBB        1.10           5.60      CDR
                                                CummLosses

B3     Baa3/BBB-       1.00           4.60      CDR
                                                CummLosses

                          -           4.60      CDR
                                                CummLosses

                          -           4.60      CDR
                                                CummLosses

OC                     4.60           4.60                                  -                 -                 -                -

                                  SCENARIO         5                6
                                ----------     ---------        ---------
                                     SPEED   100% pricing      100% pricing
                                     RATES   Forward + 200    Forward + 200
                                  TRIGGERS       Fail              Fail
                              CLEANUP CALL    To Maturity      To Maturity
                       DEFAULT P&I ADVANCE   100% Advance      100% Advance
                          DEFAULT SEVERITY        50%              60%
                      DEFAULT RECOVERY LAG      12 months        12 months
                           DEFAULT BALANCE   Current Balance  Current Balance
                           CPR = CDR + CRR
                                CPR =  CRR     CPR = CRR        CPR = CRR
                                ----------     ---------        ---------
                      INITIAL
        RATINGS        BOND           SUB-
Class     M/S          SIZE     ORDINATION

A       Aaa/AAA       77.95          22.05


M1      Aa1/AA+        3.65          18.40


M2      Aa2/AA         3.30          15.10


M3      Aa3/AA-        2.20          12.90            13.29%           10.74%
                                                        9.20             9.66
                                                      15.04%           15.22%
M4       A1/A+         1.65          11.25


M5       A2/A          1.65           9.60


M6       A3/A-         1.40           8.20


B1     Baa1/BBB+       1.50           6.70


B2     Baa2/BBB        1.10           5.60


B3     Baa3/BBB-       1.00           4.60


                          -           4.60


                          -           4.60


OC                     4.60           4.60                 -                -

                                  SCENARIO                              1                 2                 3                4
                                ----------                          ---------         ---------         ---------        ---------
                                     SPEED           PRICING      50% pricing       50% pricing       50% pricing      100% pricing
                                     RATES                            Static           Static            Static            Static
                                  TRIGGERS                             Fail             Fail              Fail              Fail
                              CLEANUP CALL                         To Maturity       To Maturity       To Maturity      To Maturity
                       DEFAULT P&I ADVANCE                        100% Advance     100% Advance      100% Advance      100% Advance
                          DEFAULT SEVERITY                             40%               50%               60%              40%
                      DEFAULT RECOVERY LAG            Months        12 months         12 months         12 months        12 months
                           DEFAULT BALANCE                      Current Balance   Current Balance   Current Balance  Current Balance
                           CPR = CDR + CRR  Capped at prepay
                                CPR =  CRR      PSA standard        CPR = CRR         CPR = CRR         CPR = CRR        CPR = CRR
                                ----------      ------------        ---------         ---------         ---------        ---------
                      INITIAL
        RATINGS        BOND           SUB-
Class     M/S          SIZE     ORDINATION
-----     ---          ----     ----------
A       Aaa/AAA       77.95          22.05      CDR
                                                CummLosses

M1      Aa1/AA+        3.65          18.40      CDR
                                                CummLosses

M2      Aa2/AA         3.30          15.10      CDR
                                                CummLosses

M3      Aa3/AA-        2.20          12.90      CDR                      16.85%            12.82%            10.35%           20.53%
                                                WAL                       13.05             14.73             15.95             8.02
                                                CummLosses               21.13%            22.51%            23.53%           16.62%
M4       A1/A+         1.65          11.25      CDR
                                                CummLosses

M5       A2/A          1.65           9.60      CDR
                                                CummLosses

M6       A3/A-         1.40           8.20      CDR
                                                CummLosses

B1     Baa1/BBB+       1.50           6.70      CDR
                                                CummLosses

B2     Baa2/BBB        1.10           5.60      CDR
                                                CummLosses

B3     Baa3/BBB-       1.00           4.60      CDR
                                                CummLosses

                          -           4.60      CDR
                                                CummLosses

                          -           4.60      CDR
                                                CummLosses

OC                     4.60           4.60                                    -                 -                 -                -

                                  SCENARIO            5                6
                                ----------        ---------        ---------
                                     SPEED     100% pricing      100% pricing
                                     RATES         Static            Static
                                  TRIGGERS          Fail              Fail
                              CLEANUP CALL       To Maturity      To Maturity
                       DEFAULT P&I ADVANCE     100% Advance      100% Advance
                          DEFAULT SEVERITY           50%              60%
                      DEFAULT RECOVERY LAG        12 months        12 months
                           DEFAULT BALANCE    Current Balance  Current Balance
                           CPR = CDR + CRR
                                CPR =  CRR        CPR = CRR        CPR = CRR
                                ----------        ---------        ---------
                      INITIAL
        RATINGS        BOND           SUB-
Class     M/S          SIZE     ORDINATION
-----     ---          ----     ----------
A       Aaa/AAA       77.95          22.05


M1      Aa1/AA+        3.65          18.40


M2      Aa2/AA         3.30          15.10


M3      Aa3/AA-        2.20          12.90             15.67%           12.66%
                                                         8.77             9.28
                                                       17.06%           17.36%
M4       A1/A+         1.65          11.25


M5       A2/A          1.65           9.60


M6       A3/A-         1.40           8.20


B1     Baa1/BBB+       1.50           6.70


B2     Baa2/BBB        1.10           5.60


B3     Baa3/BBB-       1.00           4.60


                          -           4.60


                          -           4.60


OC                     4.60           4.60                  -                 -